Exhibit 32.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Groen Brothers Aviation, Inc. (the “Company”) on Form 10-QSB for the quarter ended March 31, 2007, as filed with the Securities and Exchange Commission on the date hereof (the “Quarterly Report”), I, Dennis P. Gauger, Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

a.	the Quarterly Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

b.	the information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Dennis P. Gauger
Dennis P. Gauger, Chief Financial Officer and Secretary
(Principal Accounting Officer)
May 21, 2007